Exhibit 99.906CERT

EHIBIT 3: CERTIFICATION PUSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of H&Q LIFE SCIENCES INVESTORS, do hereby certify, to such officer’s knowledge, that the report on Form N-CSR of H&Q LIFE SCIENCES INVESTORS for the period ended September 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of H&Q LIFE SCIENCES INVESTORS for the stated period.

Dated:	12/1/09

	/s/ Daniel R. Omstead		/s/ Laura Woodward
	Name:	Daniel R. Omstead	Name:	Laura Woodward
	Title:	President	Title:	Treasurer

A signed original of this written statement required by Section 906 has been provided to H&Q LIFE SCIENCES INVESTORS and will be retained by H&Q LIFE SCIENCES INVESTORS and furnished to the SEC or its staff upon request. This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.